Supplement dated September 28, 2015
to the Prospectus of Ameriprise Certificates
(April 29, 2015) S-6000 AL
This Supplement supersedes the Supplement dated August 12, 2015.
For Ameriprise Stock Market Certificate:
Effective for sales of the 3-year term length on or after August 12, 2015, with the first term beginning on or after August 19, 2015, your initial maximum return will be within the range of 7.50% to 8.50%. Therefore, information about maximum return ranges found on page 4 of the Prospectus will be revised to read as follows:
For your first term, the maximum return will be within the range of 1.00% to 2.00% for the 1 year term, 2.75% to 3.75% for the 2 year term and 7.50% to 8.50% for the 3 year term.
The rest of the information on page 4 remains unchanged.
For Ameriprise Flexible Savings Certificate:
Effective immediately, information related to the chart that illustrates yields for Ameriprise Flexible Savings Certificates, one year yields published by the U.S. Department of the Treasury for CMTs (“Constant Maturity Treasury” rates) and rates for 12-month CDs published by the FDIC for Non-Jumbo Deposits has been revised as follows:
Performance: The following chart illustrates Ameriprise Flexible Savings Certificate one year yields for the period from February 2005 through February 2015, one year yields published for CMTs, (“Constant Maturity Treasury” rates)* by the U.S. Department of the Treasury, also for the period from February 2005 through February 2015, and the rates for 12 month CDs published by the FDIC for Non-Jumbo Deposits from May 2009 to February 2015.**
The graph compares past yields and should not be considered a prediction of future performance.
*	From Dec. 3, 2008 through April 27, 2010, the rates for Ameriprise Flexible Savings Certificates were guaranteed to be within a specified range of CMTs.
**	Prior to May 2009, the FDIC did not publish Non-Jumbo Deposits National Rates.
The rest of the information on page 21 remains unchanged.
S-6000-26 A (9/15)